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                            UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           March 13, 2008
          Date of Report (Date of earliest event reported)

                   Graybar Electric Company, Inc.
       (Exact name of registrant as specified in its charter)


        New York                       000-00255                13-0794380
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)


34 North Meramec Avenue, St. Louis, MO                    63105
(Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, including area code   314-573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mr. Richard D. Offenbacher, age 57, who is currently serving as Senior Vice President, Sales and Marketing, has been named Senior Vice President - Sales and Marketing, Electrical. He has served as Group Vice President from November 2001 to June 2003; Senior Vice President, Comm/Data Business from June 2003 to February 2004; and Senior Vice President, Sales and Marketing, since February 2004.

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Ms. Kathleen M. Mazzarella, age 48, who is currently serving as Senior Vice
President, Human Resources and Strategic Planning, has been named Senior Vice President - Sales and Marketing, Comm/Data. She has served as Vice President, Strategic Planning from June 2001 to January 2004; Vice President, Human Resources and Strategic from January 2004 to December 2005; and Senior Vice President, Human Resources and Strategic Planning since December 2005.

Mr. Thomas F. Dowd, a Director and Senior Vice President, Secretary and General Counsel of the Company, has announced his intention to retire effective as of August 1, 2008.




                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Graybar Electric Company, Inc.

Date:  March 14, 2008         /s/ T. F. Dowd
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                              (Signature)

                              T. F. Dowd
                              -------------------------------
                                   (Name of signing officer)

                              Vice President, Secretary and
                              -------------------------------
                              General Counsel
                              -------------------------------
                                   (Title)